SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 30, 2002

                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                     1-13699                   95-1778500
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                          Identification Number)

            141 Spring Street
        Lexington, Massachusetts                              02421
 (Address of principal executive offices                    (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600



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Item 5.       Other Events.

              On August 30, 2002 the Registrant posted a document on its website regarding the progress of certain construction projects. A copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) The following exhibit is filed as part of this report:

              99.1 Website Posting


                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 30, 2002


                                 RAYTHEON COMPANY


                                 By:  /s/ Neal E. Minahan
                                      Neal E. Minahan
                                      Senior Vice President and General Counsel



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                                  EXHIBIT INDEX


Exhibit
Number             Description



99.1               Website Posting